Subsequent Events	3 Months Ended	12 Months Ended
	Mar. 31, 2017	Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events

NOTE 15 — Subsequent Events

On April 17, 2017, the Company completed the issuance, in a private placement, of $350.0 million aggregate principal amount of 6.625% Senior Notes due 2027 (the “Notes”). The Notes will be payable semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2017, and the Notes mature on April 15, 2027. The Notes are unsecured senior obligations of Park-Ohio and are guaranteed on an unsecured senior basis by the material domestic subsidiaries of Park-Ohio. The net proceeds from the issuance were used to repay in full the Senior Notes and the Company’s term loan under the Amended Credit Agreement, and to repay a portion of the borrowings outstanding under the Company’s revolving credit facility under the Amended Credit Agreement.

On April 17, 2017, the Company also entered into a seventh amended and restated credit agreement (the “Further Amended Credit Agreement”) with a group of banks. The Further Amended Credit Agreement, among other things, provides an increased revolving credit facility of up to $350.0 million , extends the maturity date of borrowings under the facility to April 17, 2022. Furthermore, the Company has the option, pursuant to the Further Amended Credit Agreement, to increase the availability under the revolving credit facility by an aggregate incremental amount up to $100.0 million.

NOTE 13 — Subsequent Events

On January 31, 2017, the Holding’s Board of Directors declared a quarterly dividend of $0.125 per common share. The dividend was paid on March 1, 2017, to shareholders of record as of the close of business on February 15, 2017 and resulted in a cash outlay of approximately $1.6 million.